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                                                                   Exhibit 10.14

                                 AMENDMENT TO
                      AGREEMENT RESPECTING PYRAMID CASINO



     This Amendment to Agreement Respecting Pyramid Casino is made this 14th day of April 1995, between Hollywood Park, Inc., a Delaware corporation ("HPI" or "Buyer"), Compton Entertainment, Inc., a California corporation ("CEI" or "Seller") and Rouben Kandilian, the sole shareholder of Seller ("Shareholder") with reference to the following facts:

     A. On December 5, 1994, HPI, CEI and Shareholder entered into that certain Agreement Respecting Pyramid Casino (the "Agreement");

     B. Article IV of the Agreement provides that the Closing shall occur no later than April 15, 1995;

     C.  The parties to extend such Closing date as provided herein.

     Accordingly, in consideration of the foregoing, HPI, CEI and Shareholder agree as follows:

          1. Article IV of the Agreement is hereby amended in its entirety to read as follows:

                                 "IV. CLOSING

         The closing of the transactions contemplated by Sections 2.1 and 2.2.1 of this Agreement (the "Closing") shall be held on a date mutually agreed to by the parties hereto (but no later than October 31, 1995) (the "Closing Date"), at the offices of Irell & Manella, 1800 Avenue of the Stars, Los Angeles, California at 10:00 a.m., subject to postponement as agreed upon in writing by the parties hereto."

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          2. This amendment may be executed in counterparts. Faxed signatures shall for all purposes be deemed originals.

          3. In all other respects the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to as of the day and year first written above.

                                       COMPTON ENTERTAINMENT, INC.
                                       ("CEI" OR "SELLER")



                                       By:\s\ Rouben Kandilian
                                          -------------------------------------
                                           Rouben Kandilian
                                           President


                                          \s\ Rouben Kandilian
                                          -------------------------------------
                                          ROUBEN KANDILIAN
                                          ("Shareholder")



                                       HOLLYWOOD PARK, INC.
                                       ("HPI" OR "BUYER")



                                       By:\s\ G. Michael Finnigan
                                          -------------------------------------
                                          G. Michael Finnigan
                                          President, Gaming and
                                          Entertainment Division


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